UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

Fortress Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35366 (Commission File Number)	20-5157386 (I.R.S. Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 652-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2023, Fortress Biotech, Inc. (the “Company”) offered and sold an aggregate of 3,303,305 units (the “Units”), each consisting of one share of common stock of the Company, $0.001 par value per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrants,” and, together with the Common Stock and the Units, the “Securities”), at a price per Unit of $3.33 (the “Offering”). The Securities were sold pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-258145), which was declared effective by the SEC on July 30, 2021, the base prospectus included therein and a prospectus supplement related to the Offering dated December 29, 2023, and a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated November 10, 2023, between the Company and the purchasers party thereto.

The Warrants have an exercise price of $3.21 per share of Common Stock (subject to customary adjustments as set forth in the Warrants), are exercisable upon issuance and will expire five years from the date of issuance. The Warrants contain customary anti-dilution adjustments to the exercise price, including for share splits, share dividends, rights offerings and pro rata distributions.

The Offering closed on January 3, 2024. The Company expects to receive approximately $11.0 million in gross proceeds from the Offering, before deducting placement agency fees and estimated offering expenses. The Company intends to use the net proceeds from the Offering for its operations, including, but not limited to, general corporate purposes, which may include research and development expenditures, clinical trial expenditures, license or acquisition of new products and working capital.

Roth Capital Partners, LLC (“Roth”) acted as the exclusive placement agent in connection with the Offering, which was a “reasonable best efforts” offering pursuant to a Placement Agency Agreement, dated as of December 29, 2023, between the Company and Roth (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Company paid a commission equal to 7.0% of the aggregate gross proceeds raised from the sale of the securities placed by Roth in connection with this Offering, and reimbursed Roth for certain reasonable out of pocket expenses incurred in connection with the Offering.

The foregoing descriptions of the Warrant, the Securities Purchase Agreement and the Placement Agency Agreement are subject to, and qualified in their entirety by, such documents (or forms thereof), which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

A copy of the opinion of McGuireWoods LLP relating to the validity of the issuance and sale of the Securities is attached as Exhibit 5.1 hereto.

Item 8.01	Other Events.

On December 29, 2023, the Company issued a press release announcing the pricing of the Offering. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On January 3, 2024, the Company issued a press release announcing the closing of the Offering. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
4.1	Form of Warrant
5.1	Opinion of McGuireWoods LLP
10.1	Form of Securities Purchase Agreement, dated December 29, 2023, by and among the Company and the purchasers party thereto
10.2	Placement Agency Agreement, dated December 29, 2023, by and between the Company and Roth Capital Partners, LLC
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
99.1	Press Release (pricing), dated December 29, 2023
99.2	Press Release (closing), dated January 3, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this report, the words “we”, “us” and “our” may refer to Fortress individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to the expectations regarding the use of proceeds from the offering, as well as our growth strategy and product development programs, ability to generate shareholder value, ability of our products to receive necessary approvals, including FDA approval, ability of our products and therapies to help patients and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: market and other conditions; risks relating to our growth strategy; our ability to obtain, perform under and maintain financing and strategic agreements and relationships, including the entry into any specific corporate development transactions; our need for substantial additional funds and uncertainties relating to financings; uncertainties related to our ability to identify, acquire, close and integrate product candidates successfully and on a timely basis; our ability to attract, integrate and retain key personnel; the early stage of products under development; risks relating to the results of research and development activities; uncertainties relating to preclinical and clinical testing; our ability to secure and maintain third-party manufacturing, marketing and distribution of our and our partner companies’ products and product candidates; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: January 3, 2024

	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer